                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 10, 1996

                       Health Management Associates, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                    000-18799                61-0963645
  --------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

            5811 Pelican Bay Blvd., Suite 500, Naples, Florida 34108
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (941) 598-3131

 -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        This report consists of 47 pages.

           The Index to Exhibits is located on page 44 of this Report

Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits
- ----------------------------------------------------------------------------


         [a] and [b] Financial Statements and Pro Forma Financial Information


         The audited financial statements and unaudited pro forma financial information related to the Company's acquisition of Midwest City Regional Hospital, as disclosed in the Company's current Report on Form 8-K dated June 10, 1996, are included beginning at page 3 of this Report.



         [c]  Exhibits

         See Index to Exhibits

                          INDEX TO FINANCIAL STATEMENTS

Midwest City Memorial Hospital Authority d/b/a Midwest City Regional Hospital

   Independent Accountants' Report on Financial Statements ...............  5
   Balance Sheets - December 31, 1995 and 1994 ...........................  7

   Consolidated Statements of Operations - for the years ended
      December 31, 1995 and 1994 .........................................  9

   Consolidated Statements of Changes in Unrestricted Fund Balance -
      for the years ended December 31, 1995 and 1994 ..................... 10

   Consolidated Statements of Cash Flows - for the years ended
      December 31, 1995 and 1994 ......................................... 11

   Notes to Consolidated Financial Statements ............................ 13-30

Midwest City Memorial Hospital Authority d/b/a Midwest City Regional Hospital

   Condensed Balance Sheet - May 31, 1996 ................................ 32

   Condensed Statement of Operations - for the five months
      ended May 31, 1996 ................................................. 33

   Condensed Statement of Cash Flows - for the five months
      ended May 31, 1996 ................................................. 34

   Notes to Financial Statements ......................................... 35

Health Management Associates, Inc.

   Pro Forma Combined Condensed Consolidated Balance Sheet -
      September 30, 1995 ................................................. 36

   Pro Forma Combined Condensed Consolidated Statement of
      Income - for the year ended September 30, 1995 ..................... 39

   Pro Forma Combined Condensed Consolidated Statement of
      Income - for the six months ended March 31, 1996 ................... 41

                   Midwest City Memorial Hospital Authority
                     d/b/a Midwest City Regional Hospital

                            Accountants' Report and
                       Consolidated Financial Statements

                          December 31, 1995 and 1994

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                           DECEMBER 31, 1995 AND 1994

                                    CONTENTS
                                    --------
                                                                         Page
                                                                         ----

INDEPENDENT ACCOUNTANTS' REPORT
ON FINANCIAL STATEMENTS.................................................  6

CONSOLIDATED FINANCIAL STATEMENTS
      Balance Sheets....................................................  7
      Statements of Operations..........................................  9
      Statements of Changes in Unrestricted Fund Balance................ 10
      Statements of Cash Flows.......................................... 11 - 12
      Notes to Financial Statements..................................... 13 - 30

                         Independent Accountants' Report
                         -------------------------------
                             on Financial Statements
                             -----------------------

Board of Trustees
Midwest City Memorial Hospital Authority
  d/b/a Midwest City Regional Hospital
Midwest City, Oklahoma

      We have audited the accompanying consolidated balance sheets of MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY d/b/a MIDWEST CITY REGIONAL HOSPITAL as of December 31, 1995 and 1994, and the related consolidated statements of operations, changes in unrestricted fund balance, and cash flows for the years then ended. These financial statements are the responsibility of the Authority's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY d/b/a MIDWEST CITY REGIONAL HOSPITAL as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

      As discussed in Note 14, the Authority changed its method of accounting for certain investments in debt and equity securities in 1994.

                                             BAIRD, KURTZ & DOBSON

March 8, 1996

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                           CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994

                                     ASSETS
                                     ------

                                                           1995            1994
                                                       -----------     -----------
CURRENT ASSETS
    Cash and cash equivalents                          $ 1,777,072     $ 2,135,357
    Assets limited as to use - current                   3,480,814       2,878,095
    Accounts receivable, less allowance for
        uncollectible accounts: 1995 - $5,200,000,
        1994 - $2,800,000                               12,269,675      11,553,683
    Accounts receivable - other                            105,600          64,055
    Supplies                                             1,309,974       1,096,625
    Prepaid expenses                                       478,618         434,524
    Estimated amount due from Medicare                                     800,000
                                                       -----------     -----------
               Total Current Assets                     19,421,753      18,962,339
                                                       -----------     -----------

ASSETS LIMITED AS TO USE
    Held by Trustees                                     5,549,579       5,314,134
    Internally designated for capital improvements       8,760,935       1,821,839
    Internally designated under workers'
        compensation agreement                             269,898           2,130
    Internally designated under self-insured
        malpractice liability trust                      1,000,000       1,839,134
    Internally designated under employee
        benefit agreement and held by trustee              404,529
                                                       -----------     -----------
                                                        15,984,941       8,977,237

    Less amount required to meet current
        obligations                                      3,480,814       2,878,095
                                                       -----------     -----------
                                                        12,504,127       6,099,142
                                                       -----------     -----------

INVESTMENTS                                                109,000          44,591
                                                       -----------     -----------

PROPERTY AND EQUIPMENT, Net                             43,464,992      45,859,550
                                                       -----------     -----------

OTHER ASSETS                                             1,563,374       1,293,312
                                                       -----------     -----------

                                                       $77,063,246     $72,258,934
                                                       ===========     ===========

See Notes to Consolidated Financial Statements

                          LIABILITIES AND FUND BALANCE
                          ----------------------------

                                                           1995            1994
                                                       -----------     -----------
CURRENT LIABILITIES
    Current maturities of long-term debt               $ 1,770,805     $ 1,653,292
    Accounts payable                                     1,763,086       1,730,877
    Accrued payroll and other expenses                   6,031,345       4,533,132
    Accrued interest payable                             1,066,825       1,089,969
    Estimated amount due to Medicare                       865,000
                                                       -----------     -----------
               Total Current Liabilities                11,497,061       9,007,270
                                                       -----------     -----------


LONG-TERM DEBT                                          39,632,487      41,119,531
                                                       -----------     -----------


MINORITY INTEREST                                           23,118          16,341
                                                       -----------     -----------


UNRESTRICTED FUND BALANCE                               25,910,580      22,115,792
                                                       -----------     -----------


                                                       $77,063,246     $72,258,934
                                                       ===========     ===========

See Notes to Consolidated Financial Statements

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                 1995              1994
                                             ------------      ------------
REVENUES, GAINS, AND OTHER SUPPORT
    Net patient service revenue              $ 71,185,871      $ 61,222,491
    Other                                       1,268,784         1,213,049
                                             ------------      ------------
                                               72,454,655        62,435,540
                                             ------------      ------------
EXPENSES
    Salaries and wages                         24,322,834        22,863,432
    Employee benefits                           5,927,574         6,248,136
    Purchased services                          8,968,305         8,065,320
    Medical supplies and drugs                 10,374,864         9,940,800
    Supplies and other                          5,592,687         5,088,136
    Interest                                    3,197,439         3,035,795
    Depreciation and amortization               5,072,299         4,476,680
    Provision for uncollectible accounts        6,097,334         3,851,089
                                             ------------      ------------
                                               69,553,336        63,569,388
                                             ------------      ------------
OPERATING INCOME (LOSS)                         2,901,319        (1,133,848)
                                             ------------      ------------
OTHER INCOME (EXPENSE)
    Loss on sale of equipment                     (18,124)           (3,530)
    Unrestricted contributions                      3,100
    Income from investments                       525,072           381,766
    Gain on settlement of lawsuit                 546,845
                                             ------------      ------------
                                                  506,948           928,181
                                             ------------      ------------

EXCESS (DEFICIT) OF REVENUES OVER
(UNDER) EXPENSES BEFORE MINORITY
INTEREST                                        3,408,267          (205,667)

MINORITY INTEREST IN NET INCOME OF
AFFILIATE                                         (46,115)          (16,341)
                                             ------------      ------------

EXCESS (DEFICIT) OF REVENUES
OVER (UNDER) EXPENSES                        $  3,362,152      $   (222,008)
                                             ============      ============


See Notes to Consolidated Financial Statements

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                              STATEMENTS OF CHANGES
                          IN UNRESTRICTED FUND BALANCE

                     YEARS ENDED DECEMBER 31, 1995 AND 1994


BALANCE, DECEMBER 31, 1993                                         $ 22,460,782
                                                                   ------------
    Adoption of SFAS 115                                                135,986
    Excess (deficit) of revenues over
        (under) expenses                                               (222,008)
    Changes in unrealized losses on
        available-for-sale securities                                  (258,968)
                                                                   ------------
                                                                       (344,990)
                                                                   ------------

BALANCE, DECEMBER 31, 1994                                           22,115,792
                                                                   ------------

    Excess of revenues over expenses                                  3,362,152
    Changes in unrealized gains on
        available-for-sale securities                                   371,875
    Contributions for equipment purchases                                60,761
                                                                   ------------
                                                                      3,794,788
                                                                   ------------
BALANCE, DECEMBER 31, 1995                                         $ 25,910,580
                                                                   ============

See Notes to Consolidated Financial Statements

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                              1995              1994
                                                          ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES
    Operating income (loss)                               $  2,901,319      $ (1,133,848)
    Interest expense considered financing activity           3,197,439         3,035,795
    Gain on settlement of lawsuit                              546,845
    Items not requiring (providing) cash:
        Depreciation and amortization                        5,072,299         4,476,680
        Gain on reversion of pension plan assets              (154,600)
    Changes in:
        Patient and other accounts receivable, net            (711,937)          472,824
        Estimated third-party settlement                     1,665,000        (1,036,886)
        Supplies and prepaid expenses                          142,131           884,381
        Accounts payable and accrued expenses                  751,618           618,602
        Other                                                   (6,777)            9,223
                                                          ------------      ------------
            Net cash provided by operating activities       12,856,492         7,873,616
                                                          ------------      ------------

CASH FLOWS FROM NONCAPITAL
FINANCING ACTIVITIES
    Unrestricted donations                                                         3,100
    Payment of organizational costs                                              (59,196)
                                                                            ------------
            Net cash used in noncapital financing
              activities                                                         (56,096)
                                                                            ------------

CASH FLOWS FROM CAPITAL AND RELATED
FINANCING ACTIVITIES
    Principal payments on long-term debt                    (1,710,504)       (1,473,531)
    Interest paid on long-term debt                         (3,220,583)       (3,206,777)
    Purchase of property and equipment                      (2,106,709)       (5,991,789)
    Proceeds from issuance of long-term debt                                   2,079,611
    Proceeds from sale of equipment                              7,590
    Proceeds from contributions for equipment
        purchases                                               60,761
                                                          ------------      ------------
            Net cash used in capital and related
              financing activities                          (6,969,445)       (8,592,486)
                                                          ------------      ------------

See Notes to Consolidated Financial Statements

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Continued)

                     YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                               1995             1994
                                                           -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Investment in Renaissance Women's Center,
        L.L.C., net of cash acquired                       $  (583,695)     $(1,107,079)
    Proceeds from sales of investments                       1,279,805        2,704,192
    Income from investments                                    585,043          555,156
    Net change in bond trustee funds                          (235,445)         321,298
    Purchases of available-for-sale securities              (8,888,038)        (682,174)
    Net change in internally designated funds                2,311,626       (1,450,312)
                                                           -----------      -----------
            Net cash provided by (used in) investing
              activities                                    (5,530,704)         341,081
                                                           -----------      -----------

INCREASE (DECREASE) IN CASH AND CASH
EQUIVALENTS                                                    356,343         (433,885)

CASH AND CASH EQUIVALENTS, BEGINNING
OF YEAR                                                      2,671,959        3,105,844
                                                           -----------      -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                     $ 3,028,302      $ 2,671,959
                                                           ===========      ===========

RECONCILIATION OF CASH AND CASH
EQUIVALENTS TO THE BALANCE SHEETS:
    Cash and cash equivalents                              $ 1,777,072      $ 2,135,357
    Cash in assets limited as to use
        Internally designated for capital improvements         577,037          534,472
        Internally designated under workers'
            compensation agreement                             269,898            2,130
        Internally designated under employee benefit
            agreement and held by trustee                      404,295
                                                           -----------      -----------
                                                           $ 3,028,302      $ 2,671,959
                                                           ===========      ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
    Capital lease obligation incurred for equipment        $   340,973      $ 1,356,791
    Fixed asset purchases in accounts payable              $   235,906      $   261,205
    Insurance premiums financed                            $   399,574

See Notes to Consolidated Financial Statements

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 1:   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES

Nature of Operations
- --------------------

      Midwest City Memorial Hospital Authority (the Authority) was created under a trust indenture as a public trust under provisions of Title 60 of the Oklahoma Statutes for the benefit of Midwest City, Oklahoma.

      The Authority operates Midwest City Regional Hospital under a bargain lease agreement with the city of Midwest City, Oklahoma. Under generally accepted accounting principles, the Authority constitutes a component unit of the city of Midwest City, Oklahoma, for financial reporting purposes. The Authority is a discretely presented component unit for financial reporting purposes of the city of Midwest City.

      The Authority primarily earns revenue by providing inpatient, outpatient, and emergency care services to patients in Midwest City, Oklahoma. The Authority also operates a geriatric psychiatric unit, a skilled nursing unit, as well as a home health agency, and provides ambulance services in the same geographic area.

Principles of Consolidation
- ---------------------------

      The consolidated financial statements include the accounts of the Authority and its 99% owned affiliate, Renaissance Women's Center, L.L.C. (LLC). The LLC owns a free-standing obstetrics facility in Midwest City, Oklahoma, and leases space in the facility to the Authority and other tenants. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash Equivalents
- ----------------

      The Authority considers all liquid investments, other than those limited as to use, with original maturities of three months or less to be cash equivalents. At December 31, 1995 and 1994, cash equivalents consisted primarily of money market mutual funds.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 1:    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
           ACCOUNTING POLICIES (Continued)

Supplies
- --------

      All supply inventories are stated at the lower of cost or market with cost determined using the FIFO (first-in, first-out) method.

Use of Estimates
- ----------------

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Proprietary Fund Accounting
- ---------------------------

      The Authority utilizes the propriety fund method of accounting whereby revenues and expenses are recognized on the accrual basis. Pursuant to Governmental Accounting Standards Board (GASB) Statement No. 20, Accounting and Financial Reporting for Proprietary Funds and Other Governmental Entities That Use Proprietary Fund Accounting, the Authority has elected to apply the provisions of all relevant pronouncements of the Financial Accounting Standards Board (FASB).

Assets Limited as to Use
- ------------------------

      Assets limited as to use are (1) assets held by trustees and (2) internally designated unrestricted assets set aside by the Board of Trustees for future capital improvements, malpractice claim payments, and employee benefit payments over which the Board retains control and may at its discretion subsequently use for other purposes. Amounts required to meet current obligations of the Authority are included in current assets.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994

NOTE 1:    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
           ACCOUNTING POLICIES (Continued)

Property and Equipment
- ----------------------

      Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful life of each asset following guidelines of the American Hospital Association. Assets under capital lease obligations are amortized over the shorter of the lease term or their respective estimated useful lives. Amortization of assets subject to leases is reported as part of depreciation expense.

      The Authority capitalizes interest costs as a component of construction in progress based on the weighted average rates paid for long-term borrowing. Total interest incurred each year was:

                                                    1995               1994
                                                -----------         ----------

Interest costs capitalized                      $                   $  116,839
Interest costs charged to expense                 3,197,439          3,035,795
                                                -----------         ----------
      Total interest incurred                   $ 3,197,439         $3,152,634
                                                ===========         ==========


Donated property and equipment is reported at fair market value as an increase in unrestricted fund balance unless use of the assets is restricted by the donor. Monetary gifts that must be used to acquire property and equipment are reported as restricted support. The expiration of such restrictions is reported as an increase in unrestricted fund balance when the donated asset is placed in service.

Investments
- -----------

      Available-for-sale securities, which include any security for which the Authority has no immediate plan to sell but which may be sold in the future, are carried at fair value. Realized gains and losses, determined on an individual security basis, are included in income from investments. Unrealized gains and losses are recorded in the unrestricted fund balance.

      Trading securities, which include any security held primarily for near-term sale, are carried at fair value. Gains and losses on trading securities, both realized and unrealized, are included in income from investments.

      Interest and dividends on investment securities are included in income from investments when earned.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 1:    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
           ACCOUNTING POLICIES (Continued)

Income Taxes
- ------------

      The Authority is exempt from income taxes under Section 115 of the Internal Revenue Code as a political subdivision of the state of Oklahoma.

Debt Issuance Costs
- -------------------

      Debt issuance costs, which are included in other assets, are being amortized using the effective interest method over the term of the related debt.

Net Patient Service Revenue
- ---------------------------

      The Authority has agreements with third-party payors that provide for payments to the Authority at amounts different from its established rates. Net patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors, and others for services rendered, including estimated retroactive adjustments under reimbursement agreements with third-party payors. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in future periods as final settlements are determined.

Estimated Malpractice Costs
- ---------------------------

      An annual estimated provision is accrued for the self-insured portion of medical malpractice claims and includes an estimate of the ultimate costs for both reported claims and claims incurred but not reported.

Reclassifications
- -----------------

      Certain reclassifications have been made to the 1994 financial statements to conform to the 1995 presentation. The reclassifications had no effect on net operations.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 1:    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
           ACCOUNTING POLICIES (Continued)

Charity Care
- ------------

      The Authority provides care without charge or at amounts less than its established rates to patients meeting certain criteria under its charity care policy. Charity care is not reported as net patient service revenue.

NOTE 2:    NET PATIENT SERVICE REVENUE

      The Authority has agreements with third-party payors that provide for payments to the Authority at amounts different from its established rates. These payment arrangements include:

      o Medicare - Inpatient acute care services rendered to Medicare program beneficiaries are paid at prospectively determined rates per discharge. These rates vary according to a patient classification system that is based on clinical, diagnostic, and other factors. Inpatient nonacute services and certain outpatient services provided to Medicare beneficiaries are paid based on a cost reimbursement methodology. The Authority is reimbursed for cost reimbursable items at a tentative rate with final settlement determined after submission of annual cost reports by the Authority and audits thereof by the Medicare Fiscal Intermediary. The Authority's Medicare cost reports have been audited by the Medicare Fiscal Intermediary through December 31, 1992.

      o Medicaid - The Authority has also been reimbursed for services rendered to patients covered by the state Medicaid program on a prospective basis at set per diem rates with no retroactive adjustment.

      The Authority has also entered into payment agreements with certain commercial insurance carriers, health maintenance organizations, and preferred provider organizations. The basis for payment to the Authority under these agreements includes prospectively determined rates per discharge, discounts from established charges, and prospectively determined daily rates.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 3:    ASSETS LIMITED AS TO USE

      Assets limited as to use are stated at approximate fair value. The composition of assets limited as to use at December 31, 1995 and 1994, is set forth in the following table:

                                                                      1995           1994
                                                                   ----------     ----------
Held by Trustee under Bond Indenture Agreement:
   U.S. Treasury Notes                                             $2,160,188     $
   Guaranteed Investment Contract                                   1,570,349      1,570,349
   U.S. Governmental Securities Mutual Funds                        1,767,142      3,698,545
   Interest receivable                                                 51,900         45,240
                                                                   ----------     ----------
                                                                   $5,549,579     $5,314,134
                                                                   ==========     ==========

Internally designated for capital improvements:
   U.S. Treasury Notes                                             $7,879,481     $
   Mortgage-Backed Securities                                                        410,488
   Interest Only Securities                                                          695,269
   Certificates of Deposit                                            506,677        397,000
   U.S. Governmental Securities Mutual Fund                            81,886        127,646
   Money Market Mutual Funds                                                          53,964
   Cash                                                                70,360        137,472
   Interest receivable                                                222,531
                                                                   ----------     ----------
                                                                   $8,760,935     $1,821,839
                                                                   ==========     ==========
Internally designated under workers' compensation
agreement:
   Cash                                                            $  269,898     $    2,130
                                                                   ==========     ==========

Internally designated under self-insured malpractice liability trust:
   U.S. Treasury Notes                                             $1,000,000     $
   U.S. Governmental Securities Mutual Fund                                        1,138,019
   Money Market Mutual Fund                                                          701,115
                                                                   ----------     ----------
                                                                   $1,000,000     $1,839,134
                                                                   ==========     ==========

Internally designated under employee benefit agreement and
held by trustee:
Cash                                                               $  404,295
                                                                   ==========

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 4:    DEPOSITS AND INVESTMENTS

      At December 31, 1995 and 1994, the Authority had bank balances as follows:


                                                        1995             1994
                                                     ----------       ----------

Insured (FDIC)                                       $  364,491       $  730,146
Collateralized by securities held by
      the financial institutions' agent
      in the Authority's name                         3,025,262        1,699,060
Uncollateralized                                        176,647          102,091
                                                     ----------       ----------
      Total                                          $3,566,400       $2,531,297
                                                     ==========       ==========
Carrying Value                                       $2,624,009       $1,907,604
                                                     ==========       ==========

      At December 31, 1995 and 1994, the Authority had investments in money market mutual funds held at investment brokers, whose cost approximates fair value, as follows:


                                                     1995                1994
                                                  ----------          ----------

Cash and cash equivalents                         $   78,385          $  714,312
Assets limited as to use                                                 755,079
                                                  ----------          ----------
                                                  $   78,385          $1,469,391
                                                  ==========          ==========

      The cost or amortized cost and approximate fair value of available-for-sale equity and debt securities are as follows:

                                                      December 31, 1995
                                  ---------------------------------------------------------
                                     Cost or         Gross           Gross      Approximate
                                    mortized       Unrealized     Unrealized        Fair
                                      Cost           Gains         (Losses)        Value
                                  -----------     -----------     ---------     -----------
U.S. Treasury Notes               $10,790,773     $   248,893     $             $11,039,666
U.S. Governmental
      Securities Mutual Funds       1,850,445                                     1,850,445
Guaranteed Investment
      Contract (GIC)                1,570,349                                     1,570,349
                                  -----------     -----------     ---------     -----------
                                  $14,211,567     $   248,893     $             $14,460,460
                                  ===========     ===========     =========     ===========

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 4:         DEPOSITS AND INVESTMENTS (Continued)

                                                      December 31, 1994
                                  ---------------------------------------------------------
                                     Cost or         Gross           Gross      Approximate
                                    Amortized      Unrealized     Unrealized       Fair
                                      Cost           Gains         (Losses)        Value
                                  -----------     -----------     ---------     -----------
U.S. Governmental
      Securities Mutual Funds     $ 5,181,409     $               $(122,982)    $ 5,058,427
Guaranteed Investment
      Contract (GIC)                1,570,349                                     1,570,349
                                  -----------     -----------     ---------     -----------

                                  $ 6,751,758     $               $(122,982)    $ 6,628,776
                                  ===========     ===========     =========     ===========


                                                                     Approximate
Maturities of available-for-sale debt securities       Amortized         Fair
at Dece7ber 31, 1995:                                    Cost           Value
                                                     -----------     -----------

      One year or less                               $ 2,808,640     $ 2,817,171
      After one through five years                     6,021,942       6,088,151
      After five through ten years                     1,960,191       2,134,344
      After ten years                                  1,570,349       1,570,349
                                                     -----------     -----------
                                                     $12,361,122     $12,610,015
                                                     ===========     ===========

      Gross realized gains of $1,596 and $15,220 and gross realized losses of $61,567 and $298,144 resulting from sales of available-for-sale securities were realized during the years ended December 31, 1995 and 1994, respectively. Proceeds from the sale of available-for-sale securities was $1,279,805 and $2,704,192 for the years ended December 31, 1995 and 1994, respectively.

      At December 31, 1994, the Authority's trading securities consisted of mortgage-backed securities and interest only securities not due on a single maturity date. These investments were sold during 1995.

      At December 31, 1994, Authority management determined various available-for-sale securities should be liquidated as soon as possible and began actively marketing the securities for sale. At that time, those securities were transferred from the available-for-sale category to the trading category which resulted the net unrealized loss of $145,588 being recognized and included in the income from investment on the accompanying 1994 statement of operations. These investments were sold during 1995.

      All securities are held in the Authority's name by a custodial bank that is the agent of the Authority.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 5:    LONG-TERM DEBT

                                                1995            1994
                                            -----------     -----------

Hospital Revenue Refunding
      Bonds, Series 1987 (A)                $19,495,000     $19,975,000
Hospital Revenue Bonds, Series 1992 (B)      17,270,000      17,500,000
Note payable, bank (C)                        2,338,850       2,545,550
Capital lease obligations (D)                 2,299,442       2,752,273
                                            -----------     -----------
                                             41,403,292      42,772,823
Less current maturities                       1,770,805       1,653,292
                                            -----------     -----------
                                            $39,632,487     $41,119,531
                                            ===========     ===========


      Aggregate annual maturities of long-term debt and payments on capital lease obligations at December 31, 1995, are:


                                              Long-Term    Capital Lease
                                                Debt        Obligations
                                            -----------     -----------

     1996                                   $ 1,770,805     $   956,258
     1997                                     1,840,081         919,030
     1998                                     3,216,769         475,409
     1999                                     1,121,640         219,769
     2000                                       973,997           4,035
     Thereafter                              32,480,000
                                            -----------     -----------
                                            $41,403,292       2,574,501
                                            ===========

Less amount representing interest                               275,059
                                                            -----------
Present value of future minimum
     lease payments                                           2,299,442
Less current maturities                                         809,105
                                                            -----------
Noncurrent portion                                          $ 1,490,337
                                                            ===========

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 5:    LONG-TERM DEBT (Continued)

   (A) Due July 1, 2014; principal payable annually in varying amounts plus semi-annual interest payments at interest rates between 6.4% and 7.5%; secured by a pledge of the gross revenue of the Authority and investments held by Bond Trustee.

           In March 1987, the Authority issued $22,650,000 of Series 1987 Hospital Revenue Refunding Bonds with an average interest rate of 7.3% of which a portion of the proceeds was used to advance refund the outstanding Series 1984A Hospital Revenue Bonds. Those proceeds were used to purchase U.S. government securities. Those securities were deposited in an irrevocable trust with an escrow agent to provide for all future debt service payments on the Series 1984A Hospital Revenue Bonds. As a result, the Series 1984A Hospital Revenue Bonds are considered to be defeased, and the liability for those bonds has been removed from the Authority's balance sheets. At December 31, 1995 and 1994, the principal amount outstanding of the Series 1984A Hospital Revenue Bonds was $1,855,000 and $2,225,000, respectively.

   (B) Due April 1, 2022; principal payable annually in varying amounts plus semi-annual interest payments at interest rates between 7% to 10%; secured by a pledge of the gross revenue of the Authority and investments held by Bond Trustee.

   (C) Due November 1998; payable in monthly principal installments of $17,225 plus interest at 8.75%; secured by first mortgage on the LLC's property and improvements, assignment of rents, and a guarantee by the Authority.

   (D) Capital lease obligations at varying rates of imputed interest from 7.1% to 11.5% maturing through 2000 are collateralized by equipment. Property and equipment include the following property under capital leases:

                                                        1995            1994
                                                 -----------     -----------

           Equipment                             $ 4,051,963     $ 3,930,512
           Less accumulated depreciation           1,650,756         943,123
                                                 -----------     -----------
                                                 $ 2,401,207     $ 2,987,389
                                                 ===========     ===========

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 6:    RISK MANAGEMENT

      The Authority is exposed to various risks of loss from torts; theft of, damage to, and destruction of assets; business interruption; errors and omissions; employee injuries and illnesses; natural disasters; and employee health, dental, and accident benefits. Commercial insurance coverage is purchased for claims arising from such matters other than those related to employee health benefits, workers' compensation, and medical malpractice claims. In 1995, the Authority acquired a claims-made insurance policy for medical malpractice claims incurred after June 30, 1995, and filed subsequently. Settled claims have not exceeded this commercial coverage in any of the three preceding years.

Pending Litigation
- ------------------

      Certain malpractice claims, other lawsuits, and threatened claims have been asserted against the Authority by various claimants. Some of the claims may ultimately be brought to trial. Authority management and legal counsel are presently unable to conclude about the ultimate outcome of the claims. Management and legal counsel believe the Authority has strong defenses against these claims and intend to vigorously defend these suits.

Workers' Compensation and Health Care Coverages
- -----------------------------------------------

      The Authority's employees are covered for workers' compensation and health care benefits under self-insured plans. The plans are self-insured by the Authority to the extent of the deductible amounts under the excess risk insurance policies the Authority has purchased.
Coverage limits under the plans are currently as follows:

            Workers' Compensation - First $250,000 per individual per year.

            Health care - First $75,000 per person per year.

      The Authority provides health care coverage for its employees through a Voluntary Employees' Beneficiary Association (VEBA) Trust. The VEBA is funded through contributions made by the Authority and its employees. At December 31, 1995, the VEBA was underfunded. Therefore, an accrual for the underfunding of the VEBA is recorded on the Authority's 1995 balance sheet. At December 31, 1994, there was no underfunding of the VEBA.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 6:    RISK MANAGEMENT (Continued)

Workers' Compensation and Health Care Coverages (Continued)
- -----------------------------------------------

      The Authority accrues the expense of its share of workers' compensation claim costs based on claims filed subsequent to year end and an estimate for anticipated unfiled claims based on past experience. At December 31, 1995 and 1994, an accrual for workers' compensation claim costs of $575,000 and $440,000, respectively, is included in the accompanying consolidated balance sheets. Based on historical experience, the Authority estimates these claims to be settled currently and thus, the liability is shown as current.

Medical Malpractice Claims
- --------------------------

      The Authority is self-insured with respect to medical malpractice risks for incidents occurring on or before June 30, 1995, to the extent of the deductible amounts under a stop-loss policy. The stop-loss coverage is maintained on an occurrence basis for individual and aggregate covered claims in excess of $1,000,000 and $3,000,000, respectively. Effective July 1, 1995, the Authority purchased medical malpractice insurance under a claims-made policy for liability arising from claims made on or after July 1, 1995. Under the policy, only claims made and reported to the insurer during the policy term are covered. The Authority accrues the expense of its share of covered claims, if any, plus unasserted claims and unreported incidents occurring during the year by estimating the probable ultimate cost of any related claims. Such estimates are based on the Authority's own claims experience. To supplement the above insurance coverage, the Authority has purchased an umbrella excess liability policy to cover aggregate annual claim costs which are in excess of the individual and aggregate coverages. The assets of the self-insured plan are maintained in the Midwest City Regional Hospital Self-Insurance Trust and are included in assets limited as to use on the consolidated balance sheets. At December 31, 1995 and 1994, an accrual for malpractice claim costs of $1,400,000 and $1,200,000, respectively, is included in the accompanying consolidated balance sheets.

      During 1994, the Authority received a lawsuit settlement of $546,845 (net of attorney costs) related to prior years' insurance premiums misappropriated by the Hospital's insurance broker.

      Accrued expenses on the consolidated balance sheets include an accrual for claims which have been incurred but not reported. Claims liabilities are reevaluated periodically to take into consideration recently settled claims, frequency of claims, and other economic and social factors.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 6:    RISK MANAGEMENT (Continued)

Medical Malpractice Claims (Continued)

      Changes in the balance of claims liabilities during 1995 and 1994 are summarized as follows:

                                                   Workers' Compensation
                                                ---------------------------
                                                    1995            1994
                                                -----------     -----------
Balance, beginning of year                      $   440,000     $   341,305
Current year provision for claims payments
      and plan expenses                             546,548         478,783
Claim payments and plan expenses                   (411,548)       (380,088)
                                                -----------     -----------

Balance, end of year                            $   575,000     $   440,000
                                                ===========     ===========

                                                 Medical Malpractice Claims
                                                ---------------------------
                                                    1995            1994
                                                -----------     -----------

Balance, beginning of year                      $ 1,200,000     $   967,827
Current year provision for claims payments
      and plan expenses                             280,000         409,336
Claim payments and plan expenses                    (80,000)       (177,163)
                                                -----------     -----------

Balance, end of year                            $ 1,400,000     $ 1,200,000
                                                ===========     ===========


NOTE 7:    OPERATING LEASES

      Noncancellable operating leases for medical equipment expire in various years through 2000. Future minimum lease payments at December 31, 1995, were:

             1996                                     $ 220,143
             1997                                        88,110
             1998                                        72,047
             1999                                        39,456
             2000                                         3,000
                                                    -----------
                                                      $ 422,756
                                                    ===========

      Equipment rental expense under the above noncancellable leases and other operating lease agreements totaled approximately $685,000 and $630,000 for the years ended December 31, 1995 and 1994, respectively.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 8:    SIGNIFICANT ESTIMATES AND CONCENTRATIONS

      Generally accepted accounting principles require disclosure of certain significant estimates and current vulnerability due to certain concentrations.

      Estimates of allowances for adjustments included in net patient revenues are described in Note 2. Estimates related to the accrual for medical malpractice claims are described in Notes 1 and 6. Estimates related to the accrual for workers' compensation and employee health care claims are described in Note 6.

NOTE 9:    PROPERTY AND EQUIPMENT

      Property and equipment at December 31, 1995 and 1994, consist of the following:

                                                     1995            1994
                                                 -----------     -----------
Land and land improvements                       $ 2,047,722     $ 1,223,880
Building, improvements, and fixed equipment       45,184,755      44,720,075
Construction in progress                              35,720          97,493
Major moveable equipment                          28,766,196      27,768,977
                                                 -----------     -----------
                                                  76,034,393      73,810,425

Less accumulated depreciation                     32,569,401      27,950,875
                                                 -----------     -----------

                                                 $43,464,992     $45,859,550
                                                 ===========     ===========


NOTE 10:   PENSION PLANS

Defined Benefit Plan
- --------------------

      The Authority had a noncontributory defined benefit pension plan covering all employees who meet the Plan eligibility requirements. To be eligible, an employee must have been 21 years of age and be a full-time employee completing 1,040 hours of service during the year. The Plan provided benefits based on the employee's years of service and compensation over the highest five consecutive years subject to certain reductions if the employee retired before reaching age
65. The Authority's funding policy was based on actuarially determined service costs.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 10:   PENSION PLANS (Continued)

Defined Benefit Plan (Continued)
- --------------------

      Net pension cost for the Authority's defined benefit pension plan consisted of the following components for the year ended December 31, 1994:

      Service cost                                            $ 1,138,730
      Interest cost on projected benefit obligation               860,004
      Actual return on plan assets                               (218,832)
      Net amortization and deferral                              (288,090)
                                                              -----------
                                                                1,491,812
      Gain on curtailment of pension plan                        (517,951)
                                                              -----------
      Net pension cost                                        $   973,861
                                                              ===========

      Assumptions used by the Authority in the determination of net pension cost consisted of the following as of December 31, 1994:

      Discount rate                                               7.5%
      Rate of increase in compensation levels                     4.0%
      Expected long-term rate of return on plan assets            8.0%

      During 1994, the Authority's board elected to curtail the pension plan effective August 15, 1994, at which time all participants became fully vested. The Authority board then determined to terminate the pension plan effective September 6, 1994. The vested benefits due to Plan participants when benefit accruals were frozen at the curtailment date was approximately $9,247,000 which resulted in a net gain of approximately $518,000 which was recognized by the Authority in the accompanying 1994 consolidated financial statements.

      In 1995, the Plan trustee liquidated and distributed the assets of the Plan. The fair value of the assets upon liquidation was approximately $559,000 greater than the estimated fair value at December 31, 1994. The Authority has elected to distribute $404,529 of these excess funds, net of expenses, to the qualifying participants of the Plan. Accordingly, a liability for this amount is included in the accompanying 1995 consolidated balance sheet. The remaining assets reverted to the Authority and a gain of $154,900 was recognized by the Authority in 1995. The funds to be distributed to employees are included on the Authority's 1995 consolidated balance sheet in assets limited as to use.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 10:   PENSION PLANS (Continued)

Defined Contribution Plan
- -------------------------

      The Authority also has a defined contribution pension plan, the Midwest City Regional Hospital Employees' Incentive Plan (Incentive Plan), which covers all full-time employees who have at least one year of service and are age 21 or older. Contributions to the plan are at the sole discretion of the Incentive Plan's Trustees. Employees become vested in the plan on a seven year graduated vesting schedule. Pension expense for the Incentive Plan for the years ended December 31, 1995 and 1994, was approximately $1,090,000 and $354,000, respectively.

      On March 7, 1996, the Authority elected to terminate the Incentive Plan on or before September 30, 1996, dependent upon the execution of the proposed lease agreement with Health Management Associates, Inc. (See Note 16.)

NOTE 11:   CHARITY CARE

      Charges excluded from net patient service revenue under the Authority's charity care policy were approximately $1,000,000 and $1,804,000 for the years ended December 31, 1995 and 1994, respectively.

NOTE 12:   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following methods and assumptions were used by the Authority in estimating the fair value of its financial instruments at December 31, 1995:

      Cash and Cash Equivalents - The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

      Assets Limited as to Use - Fair values are based on quoted market prices, if available, or estimated using quoted market prices for similar securities.

      Investments - Fair value is estimated using discounted cash flow analyses based on an interest rate commensurate with the risk of the investment.

      Accounts Payable and Accrued Expenses - The carrying amounts reported in the balance sheet for accounts payable and accrued expenses approximates their fair value.

      Estimated Amount Due To Medicare - The carrying amount reported in the balance sheet for estimated amount due to Medicare approximates its fair value.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 12:   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      Long-Term Debt - The fair values of the Authority's revenue bonds are based on current traded value. The fair value of the Authority's remaining long-term debt is estimated using discounted cash flow analyses based on the Authority's current incremental borrowing rates for similar types of borrowing arrangements.

      The carrying amounts and estimated fair values of the Authority's financial instruments at December 31, 1995, are as follows:

                                               Carrying              Fair
                                                 Amount              Value
                                              -----------         -----------

Cash and cash equivalents                      $1,777,072          $1,777,072
Assets limited as to use                      $15,984,941         $15,984,941
Investments                                      $109,000            $109,000

Accounts payable and accrued expenses          $8,864,256          $8,864,256
Estimated amounts due to Medicare                $865,000            $865,000
Long-term debt                                $39,103,850         $40,948,732


NOTE 13:   CONCENTRATION OF CREDIT RISK

      The Authority grants credit without collateral to its patients, most of whom are local residents and are insured under third-party payor agreements. The mix of net patient accounts receivable at December 31, 1995 and 1994, is as follows:

                                               1995          1994
                                               ----          ----

         Medicare and Medicaid                   25%           31%
         Other Third-Party Payors                56            53
         Patients                                19            16
                                                ---           ---

                                                100%          100%
                                                ===           ===

NOTE 14:   CHANGE IN ACCOUNTING PRINCIPLE

      As of January 1, 1994, the Authority adopted Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." SFAS No. 115 requires the classification of securities into one of three categories: trading, available-for- sale, or held-to-maturity. The adoption of SFAS No. 115 resulted in a net increase in beginning 1994 unrestricted fund balance of $135,986. All securities of the Authority were deemed by management to be included in the available-for-sale category at the date SFAS No. 115 was adopted.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY
                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 1995 AND 1994


NOTE 15:   BUSINESS ACQUISITION

      On October 6, 1995, the Authority acquired the remaining units of the Renaissance Women's Center, LLC for approximately $580,000. Concurrent with the acquisition of the remaining units, the Authority donated one unit to the City of Midwest City, Oklahoma, making the Authority a 99% owner of the LLC. The acquisition has been accounted for as a purchase. The excess of cost over fair value of assets acquired in connection with this transaction, of approximately $521,000, is being amortized using the straight-line method over a five-year period.

NOTE 16:   SUBSEQUENT EVENT

      On February 27, 1996, the Authority signed a memorandum of intent with Health Management Associates, Inc. (HMA), to enter a 30-year lease of substantially all of the Authority's property, plant, and equipment. In addition to the lease, HMA will purchase the working capital of the Authority. This transaction is scheduled to become effective on or before the closing date of May 31, 1996.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY

                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                              FINANCIAL STATEMENTS
                                   (Unaudited)

                                  May 31, 1996

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY

                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                             CONDENSED BALANCE SHEET

                                  May 31, 1996
                                   (Unaudited)

                                     ASSETS
                                     ------

Current assets:
Cash and cash equivalents ...................................        $ 1,505,087
    Receivables, net ........................................         12,584,884
    Supplies and prepaid expenses ...........................          1,673,225
                                                                     -----------
             Total current assets ...........................         15,763,196

Property, plant and equipment ...............................         77,313,698
    Less accumulated depreciation and amortization ..........         34,421,795
                                                                     -----------
             Net property, plant and equipment ..............         42,891,903

Other assets:
    Funds held by trustee ...................................         18,761,757
    Other noncurrent assets .................................          1,467,955
                                                                     -----------
             Total ..........................................         20,229,712
                                                                     -----------
                                                                     $78,884,811
                                                                     ===========

                          LIABILITIES AND FUND BALANCE
                          ----------------------------

Current liabilities:
    Accounts payable ........................................        $ 3,292,712
    Accrued expenses and other liabilities ..................          6,437,436
    Current maturities of long-term debt ....................          1,801,245
                                                                     -----------
             Total current liabilities ......................         11,531,393

Long-term debt ..............................................         38,941,045
Minority interest ...........................................             23,118

Unrestricted fund balance ...................................         28,389,255
                                                                     -----------
                                                                     $78,884,811
                                                                     ===========

                             See accompanying notes.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY

                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                        CONDENSED STATEMENT OF OPERATIONS

                         Five months ended May 31, 1996
                                   (Unaudited)

Revenue:
    Net patient service revenue .........................            $32,413,104
    Other revenue .......................................                811,247
                                                                     -----------
             Net revenue ................................             33,224,351

Expenses:
    Operating expenses ..................................             27,444,851
    Depreciation and amortization .......................              2,023,994
    Interest ............................................              1,276,831
                                                                     -----------
             Total expenses .............................             30,745,676
                                                                     -----------
Excess of revenues over expenses ........................            $ 2,478,675
                                                                     ===========

                             See accompanying notes.

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY

                      d/b/a MIDWEST CITY REGIONAL HOSPITAL

                        CONDENSED STATEMENT OF CASH FLOWS

                         Five months ended May 31, 1996
                                   (Unaudited)

Cash flows from operating activities:
    Excess of revenues over expenses .........................      $ 2,478,675
Adjustments to reconcile excess of revenues over
  expenses to net cash provided by operating activities:
        Depreciation and amortization ........................        2,023,994
        Loss on sale of fixed assets .........................           39,359
        Changes in assets and liabilities:
             Receivables--net ................................        3,271,205
             Supplies and prepaid expenses ...................          115,367
             Other noncurrent assets .........................       (6,053,211)
             Accounts payable ................................        1,529,626
             Accrued expenses and other liabilities ..........       (1,525,734)
                                                                    -----------
                  Net cash provided by operating activities ..        1,879,281

Cash flows from investing activities:
    Additions to property, plant and equipment ...............       (1,492,879)
    Proceeds from sale of fixed assets .......................            2,615
                                                                    -----------
                  Net cash used in investing activities ......       (1,490,264)

Cash flows from financing activities:
    Principal payments on debt ...............................         (661,002)
                                                                    -----------
                  Net cash used in financing activities ......         (661,002)
                                                                    -----------
                       Net decrease in cash ..................         (271,985)

Cash and cash equivalents at beginning of period .............        1,777,072
                                                                    -----------

Cash and cash equivalents at end of period ...................      $ 1,505,087
                                                                    ===========

                             See accompanying notes

                    MIDWEST CITY MEMORIAL HOSPITAL AUTHORITY

                      d/b/a MIDWEST CITY MEMORIAL HOSPITAL

                     NOTES TO CONDENSED FINANCIAL STATEMENTS


1.    Accounting Policies
      -------------------

      The Midwest City Memorial Hospital Authority (Authority) is an Oklahoma public trust for the benefit of Midwest City, Oklahoma. The Authority operates Midwest City Regional Hospital under a bargain lease agreement with the city of Midwest City, Oklahoma. The condensed financial statements at May 31, 1996 and for the five months then ended are unaudited; however, such interim statements reflect all adjustments (con sisting only of a normal recurring nature) which are, in the opinion of management, necessary for a fair presentation of the financial position and results of operations for the interim period presented. The results of operations for the interim period presented are not necessarily indicative of the results to be expected for the full year. The interim financial statements should be read in conjunction with the audited financial statements of the Authority for the year ended December 31, 1995.

2.    Lease of Hospital
      -----------------

      Effective June 1, 1996 the Authority executed a Definitive Agreement and Lease Agreement, both dated May 21, 1996, among the Authority, Midwest City HMA, Inc. and Health Management Associates, Inc. (HMA). The transaction includes a thirty year lease of substantially all of the Authority's property, plant and equipment to HMA. In addition to the lease, HMA purchased the Authority's working capital as of May 31, 1996, which is subject to post-closing settlement upon completion of an independent audit. The prepaid lease cost and estimated working capital paid at closing was approximately $67,991,000.

                       HEALTH MANAGEMENT ASSOCIATES, INC.

             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 1995

      The unaudited pro forma condensed consolidated balance sheet gives effect to the financial position at September 30, 1995, as if the acquisition of Midwest City Regional Hospital, effective as of June 1, 1996 had occurred as of September 30, 1995. Such financial position is not necessarily indicative of the financial position of the combined entity as it may be in the future, or as it might have been had this transaction been effective as of September 30, 1995. The pro forma information should be read in con junction with the financial statements of the acquired facility contained elsewhere herein.

                                                                                                Midwest City
                                                                            Health                Regional
                                                                          Management              Hospital               Pro Forma
                                                                       Associates, Inc.            Assets                Combined
                                                                         Balance Sheet            Acquired             Balance Sheet
                                                                         September 30,             June 1,             September 30,
                                                                             1995                    1996                   1995
                                                                       ----------------         -------------          -------------
                                                                                                (In thousands)
ASSETS
- ------
                                                                                                     [A]
Current assets:
    Cash and investments ..................................               $  75,326               $ (69,401)             $   5,925
    Receivables--net ......................................                  77,050                  11,793                 88,843
    Funds held by trustee .................................                   1,479                      --                  1,479
    Other .................................................                  19,523                   1,398                 20,921
                                                                          ---------               ---------              ---------

             Total current assets .........................                 173,378                 (56,210)               117,168
Property, plant and equipment .............................                 365,419                  64,078                429,497
Less depreciation
    and amortization ......................................                  82,140                      --                 82,140
                                                                          ---------               ---------              ---------

             Net property, plant
               and equipment ..............................                 283,279                  64,078                347,357
Other assets:
    Funds held by trustee .................................                      72                      --                     72
    Deferred charges and
      other assets ........................................                  10,269                      --                 10,269
                                                                          ---------               ---------              ---------

             Total ........................................                  10,341                      --                 10,341
                                                                          ---------               ---------              ---------

                                                                          $ 466,998               $   7,868              $ 474,866
                                                                          =========               =========              =========

                       HEALTH MANAGEMENT ASSOCIATES, INC.

             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Continued)

                               September 30, 1995
                                   (Unaudited)

                                                                                                Midwest City
                                                                            Health                Regional
                                                                          Management              Hospital               Pro Forma
                                                                       Associates, Inc.            Assets                Combined
                                                                         Balance Sheet            Acquired             Balance Sheet
                                                                         September 30,             June 1,             September 30,
                                                                             1995                    1996                   1995
                                                                       ----------------         -------------          -------------
                                                                                                (In thousands)
LIABILITIES AND STOCKHOLDERS' EQUITY
- ------------------------------------
                                                                                                    [A]

Current liabilities:
    Accounts payable .......................................              $ 21,545                $  2,969                $ 24,514
    Accrued expenses and
      other liabilities ....................................                22,515                   2,947                  25,462
    Current maturities of long
      term debt ............................................                 6,571                     812                   7,383
                                                                          --------                --------                --------

       Total current liabilities ...........................                50,631                   6,728                  57,359


Deferred income taxes ......................................                18,399                      --                  18,399
Long term debt .............................................                12,297                   1,140                  13,437
Other liabilities ..........................................                67,721                      --                  67,721


Stockholders' equity:
    Preferred stock ........................................                    --                      --                      --
    Common stock ...........................................                   692                      --                     692
    Additional paid-in capital .............................               133,853                      --                 133,853
    Retained earnings ......................................               183,405                      --                 183,405
                                                                          --------                --------                --------

       Total stockholders' equity ..........................               317,950                      --                 317,950
                                                                          --------                --------                --------

                                                                          $466,998                $  7,868                $474,866
                                                                          ========                ========                ========

                       HEALTH MANAGEMENT ASSOCIATES, INC.

             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                   (continued)

                               September 30, 1995

Pro forma adjustments at September 30, 1995 are as follows:

[A] Based upon analysis of the information available at the time of acquisition, the transaction has been accounted for as a capitalized lease. The following pro forma adjustment reflects the estimated values to be recorded for the assets acquired and liabilities assumed, and the financing of the transaction on the Company's September 30, 1995 balance sheet. The net amount below, shown as a reduction of cash, represents the net cost of the transaction which was paid for using available cash on hand of the Company.

           Accounts receivable, net..............................  $ 11,793,000
           Supplies and prepaid expenses ........................     1,398,000
           Plant and equipment ..................................    64,078,000
           Accounts payable......................................    (2,969,000)
           Accrued liabilities ..................................    (2,947,000)
           Debt assumed .........................................    (1,952,000)
                                                                   ------------
                                                                   $ 69,401,000
                                                                   ============

                       HEALTH MANAGEMENT ASSOCIATES, INC.

          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      For the year ended September 30, 1995
                                   (Unaudited)

      The unaudited pro forma combined condensed consolidated statement of income gives effect to the results of operations for the year ended September 30, 1995, as if the acquisition of Midwest City Memorial Hospital, effective as of June 1, 1996, had occurred as of October 1, 1994. These results are not necessarily indicative of the financial results of the combined entity as it may be in the future, or as it might have been had this trans action been effective as of October 1, 1994. The pro forma information should be read in conjunction with the financial statements of the acquired facility contained elsewhere herein.

                                                                 Health          Midwest City
                                                               Management          Regional                              Pro Forma
                                                            Associates, Inc.       Hospital                              Combined
                                                               Year Ended         Year Ended                            Year Ended
                                                              September 30,      December 31,         Pro Forma        September 30,
                                                                  1995                1995           Adjustments             1995
                                                            ----------------     ------------        -----------       -------------
                                                                              (In thousands, except per share data)
Net revenue ........................................           $531,094           $ 72,915           $   (525)[C]        $603,484

Costs and expenses:
  Salaries, benefits, supplies
     and expenses ..................................            402,662             61,284                 --             463,946

  Depreciation and  amortization ...................             20,562              5,072             (1,077)[A]          24,557

  Interest expense .................................              3,621              3,197                 88 [B]           6,906
                                                               --------           --------           --------            --------

         Total costs and  expenses .................            426,845             69,553                989             495,409
                                                               --------           --------           --------            --------

Income before income taxes .........................            104,249              3,362                464             108,075

Provision for income taxes .........................             40,918                 --              1,502 [D]          42,420
                                                               --------           --------           --------            --------

Net income .........................................           $ 63,331           $  3,362           $ (1,038)           $ 65,655
                                                               ========           ========           ========            ========

Net income per share ...............................           $    .59                                                  $    .61
                                                               ========                                                  ========

Weighted average number
    of shares ......................................            108,084                                                   108,084
                                                               ========                                                  ========

                       HEALTH MANAGEMENT ASSOCIATES, INC.

          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   (Continued)

                      For the year ended September 30, 1995
                                   (Unaudited)

Pro forma adjustments for the year ended September 30, 1995 are as follows (in thousands):



[A] Based upon an analysis of the information available at the time of acquisition, the transaction has been accounted for as a capitalized lease. The following pro forma adjustment reflects the estimated effect on depreciation expense that would have been required had the acquisition occurred October 1, 1994.


      Depreciation and amortization expense as reported ............... $ 5,072
      Depreciation and amortization expense as adjusted ...............   3,995
                                                                        -------
                                                                        $(1,077)
                                                                        =======

[B]   Adjustments of interest expense to reflect the following:

      Interest income foregone on cash used to
        complete transaction .......................................... $ 3,082
      Less interest expense on debt of acquired facility
         not assumed by Company .......................................   2,994
                                                                        -------
                                                                        $    88
                                                                        =======


[C] Represents the elimination of investment income on Authority funds not acquired by the Company.

[D]   Increase in income taxes.

                       HEALTH MANAGEMENT ASSOCIATES, INC.

          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

                     For the six months ended March 31, 1996
                                   (Unaudited)

      The unaudited pro forma combined condensed consolidated statement of income gives effect to the results of operations for the six months ended March 31, 1996, as if the acquisition of Midwest City Regional Hospital effective as of June 1, 1996 had occurred as of October 1, 1995. These results are not necessarily indicative of the financial results of the combined entity as it may be in the future, or as it might have been had this trans action been effective as of October 1, 1995. The pro forma information should be read in conjunction with the financial statements of the acquired facility contained elsewhere herein.

                                                               Health         Midwest City
                                                             Management         Regional                                   Pro Forma
                                                          Associates, Inc.      Hospital                                   Combined
                                                             Six Months        Five Months                                Six Months
                                                                Ended             Ended                                      Ended
                                                              March 31,         May 31,               Pro Forma            March 31,
                                                                1996               1996              Adjustments             1996
                                                          ----------------    -------------          -----------          ----------
                                                                              (In thousands, except per share data)

Net revenue ........................................           $336,769           $ 33,224           $ (161)[C]             $369,832


Costs and expenses:
 Salaries, benefits, supplies
    and expenses ...................................            257,144             27,444               --                  284,588

 Depreciation and amortization .....................             12,408              2,024             (359)[A]               14,073

 Interest expense ..................................              1,342              1,277               93 [B]                2,712

                                                               --------           --------           ------                 --------


         Total costs and expenses ..................            270,894             30,745             (266)                 301,373

                                                               --------           --------           ------                 --------


Income before income taxes .........................             65,875              2,479              105                   68,459


Provision for income taxes .........................             25,856                 --            1,014 [D]               26,870

                                                               --------           --------           ------                 --------


Net income .........................................           $ 40,019           $  2,479           $ (909)                $ 41,589

                                                               ========           ========           ======                 ========


Net income per share ...............................           $    .37                                                     $    .38

                                                               ========                                                     ========


Weighted average number
  of shares ........................................            109,946                                                      109,946

                                                               ========                                                     ========


                       HEALTH MANAGEMENT ASSOCIATES, INC.

          PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                   (Continued)

                     For the six months ended March 31, 1996
                                   (Unaudited)

Pro forma adjustments for the six months ended March 31, 1996 are as follows (in thousands):

[A] Based upon an analysis of the information available at the time of acquisition, the transaction has been accounted for as a capitalized lease. The following pro forma adjustment reflects the estimated effect on depreciation expense that would have been required had the acquisition occurred October 1, 1995:

      Depreciation and amortization expense as reported ................ $2,024
      Depreciation and amortization expense as adjusted ................  1,665
                                                                         ------
                                                                         $  359
                                                                         ======

[B]   Adjustments of interest expense to reflect the following:

      Interest income foregone on cash used
        to complete transaction ........................................ $1,284
      Less interest expense on debt of acquired facility
        not assumed by Company .........................................  1,191
                                                                         ------
                                                                         $   93
                                                                         ======

[C] Represents the elimination of investment activity (i.e., income, gains and losses) on Authority funds not acquired by the Company.

[D]   Increase in income taxes.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Health Management Associates, Inc.
                                              ----------------------------------
                                                          (Registrant)

                                              By:/s/ Stephen M. Ray
                                                 -------------------------------
                                                 Stephen M. Ray
                                                 Senior Vice President - Finance
                                                 (Duly authorized officer and
                                                 Principal Financial Officer)

Date:  August 9, 1996

                                INDEX TO EXHIBITS

(1)   Underwriting agreement.

      Not applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession.

      Not applicable.

(4)   Instruments defining the rights of security holders, including indentures.

      The Fourth Restated Certificate of Incorporation, previously filed and included as Exhibit 3.4 to the Company's Registration Statement on Form S-1, Amendment No. 2 (Registration No. 33-36406), is incorporated herein by reference.

      The Certificate of Amendment of the Fourth Restated Certificate of Incorporation, previously included as Exhibit 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1992, is incorporated herein by reference.

      By-laws, as amended, previously filed and included as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1995, is incorporated herein by reference.

      Amended and Restated Credit Agreement, dated September 29, 1998, between Liberty National Bank and Trust Company of Louisville, the Company, HMA Holding Corp. and certain subsidiaries, including subsequent Amendments One through Five thereto, previously filed and included as Exhibits 4.7 through 4.11 and 4.15 to the Company's Registration Statement on Form S-1 (Registration No. 33-36406), is incorporated herein by reference.

      Sixth Amendment to Amended and Restated Credit Agreement, dated June 10, 1991, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.17 to the Company's Registration Statement on Form S-1 (Registration No. 33-43193), is incorporated herein by reference.

      Seventh Amendment to Amended and Restated Credit Agreement, dated June 16, 1992, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, is incorporated herein by reference.

      Eighth Amendment to Amended and Restated Credit Agreement, dated November 30, 1992, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.10 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1992, is incorporated herein by reference.

      Ninth Amendment to Amended and Restated Credit Agreement, dated October 18, 1993, between the Company and Liberty National Bank and Trust Company of Louisville, previously filed and included as Exhibit 4.14 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1993, is incorporated herein by reference.

      Term Loan Agreement among Riverview Regional Medical Center, Inc. and NCNB National Bank of Florida, the Bank of Nova Scotia and the Banks named therein, dated July 6, 1992, Parent Guaranty Agreement made as of July 6, 1992, and Interest Rate Swap transaction, effective July 15, 1992, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992, is incorporated herein by reference.

      Fourth Amended and Restated Credit and Reimbursement Agreement among the Company and NationsBank of Florida National Association and the Banks named therein, dated December 1, 1994, previously filed and included as
      Exhibit 4.12 to the Company's Annual Report on Form 10-K for the year ended September 30, 1994, is incorporated herein by reference.

      Amended and Restated Parent Guaranty Agreement of Health Management Associates, Inc. related to a Term Loan agreement made July 6, 1992 among Riverview Regional Medical Center, Inc., NationsBank of Florida, National Association, and the Banks named therein, made as of December 1, 1994, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, is incorporated herein by reference.

      Credit Agreement between Gaffney HMA, Inc. and First Union National Bank of North Carolina, dated September 2, 1993, and Guaranty Agreement between Health Management Associates, Inc. and First Union National Bank of North Carolina, made as of September 2, 1993, previously filed and included as
      Exhibit 4.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, are incorporated herein by reference.

      Modification Agreement (to the Guaranty Agreement between Health Management Associates, Inc. and First Union National Bank of North Carolina related to the Credit Agreement dated September 2, 1993 between Gaffney HMA, Inc. and First Union National Bank of North Carolina) between Health Management Associates, Inc. and First Union National Bank of North Carolina, made as of December 16, 1994, previously filed and included as
      Exhibit 4.3 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, is incorporated herein by reference.

      Modification Agreement (to the Guaranty Agreement dated November 20, 1987 for a Mortgage Construction Loan to Orlando HMA, Inc.) by and between Health Management Associates, Inc. and First Union National Bank of Florida, made as of April 10, 1995, previously filed and included as Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, is incorporated herein by reference.

      Modification Agreement (to the Guaranty Agreement dated August 19, 1988 for a Mortgage Construction Loan to Martin HMA, Inc.) by and between Health Management Associates, Inc. and First Union National Bank of Florida, made as of April 10, 1995, previously filed and included as
      Exhibit 4.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 is incorporated herein by reference.

(16)  Letter re change in certifying accountant.

      Not applicable.

(17)  Letter re director resignation.

      Not applicable.

(20)  Other documents of statements to security holders.

      Not applicable.

(23)  Consents of experts and counsel.

      Consent of Baird, Kurtz & Dobson is included herein as Exhibit 23.1 at page 47 of this report.

(24)  Power of Attorney.

      Not applicable.

(27)  Financial Data Schedule.

      Not applicable.

(99)  Additional exhibits.

      Not applicable.